TIAA-CREF Funds	Summary Prospectus

TIAA-CREF Money Market Fund

AUGUST 1, 2021

Class:	Institutional	Advisor	Premier	Retirement	Retail	Class W
Ticker:	TCIXX	TMHXX	TPPXX	TIEXX	TIRXX	TMWXX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.tiaa.org/tcf_pro. You can also get this information at no cost by calling 800-223-1200 or by sending an e-mail request to disclosure@tiaa.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated August 1, 2021, as subsequently supplemented, and the sections of the Fund’s shareholder report dated March 31, 2021 from “Summary Portfolio of Investments” through “Notes to Financial Statements,” are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semiannual shareholder reports of the Fund and of the other investment portfolios (collectively with the Fund, the “Funds”) of the TIAA-CREF Funds (the “Trust”) will not be sent to you by mail, unless you specifically request paper copies of the reports. Instead, they will be made available on Teachers Insurance and Annuity Association of America’s (“TIAA”) website, TIAA.org, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by either (1) updating your account settings at TIAA.org/eDelivery, if you invest in the Funds directly or hold your Fund shares through a TIAA-affiliated financial intermediary, account or retirement plan (each, a “TIAA Account”), or (2) contacting your financial intermediary (such as a broker-dealer or bank) through which you hold Fund shares.

If you invest directly with the Funds or through a TIAA Account, you may elect to receive all future shareholder reports in paper free of charge by updating your account settings at TIAA.org/eDelivery or by calling 800-842-2252 during regular business hours. If you invest through another financial intermediary, you can contact your financial intermediary to request that you receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held through your financial intermediary or, if you are a direct investor or invest through a TIAA

TIAA-CREF Money Market Fund  ■  Summary Prospectus     1

Account, to all funds held with the Funds and any other investment companies within the same group of related investment companies.

Investment objective

The Fund seeks current income consistent with maintaining liquidity and preserving capital.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class	Class W
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%	0%
Account maintenance fee (annual fee on accounts under $2,000)	0%	0%	0%	0%	$15.00	0%

2     Summary Prospectus  ■  TIAA-CREF Money Market Fund

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class		Premier Class	Retirement Class	Retail Class	Class W

Management fees	0.10%	0.10%		0.10%	0.10%	0.10%	0.10%
Distribution (Rule 12b-1) fees	—	—		0.15%	—	0.25%	—
Other expenses	0.02%	0.12%	[1]	0.02%	0.27%	0.12%	0.02%[2]
Total annual Fund operating expenses	0.12%	0.22%		0.27%	0.37%	0.47%	0.12%
Waivers and expense reimbursements[3]	—	—		—	—	—	(0.12)%	[4]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.12%	0.22%		0.27%	0.37%	0.47%	0.00%

1 2	Restated to reflect estimate for the current fiscal year. Estimate is for the current fiscal year.
3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.15% of average daily net assets for Institutional Class shares; (ii) 0.30% of average daily net assets for Advisor Class shares; (iii) 0.30% of average daily net assets for Premier Class shares; (iv) 0.40% of average daily net assets for Retirement Class shares; (v) 0.50% of average daily net assets for Retail Class shares; and (vi) 0.15% of average daily net assets for Class W shares of the Fund. These expense reimbursement arrangements will continue through at least July 31, 2022, unless changed with approval of the Board of Trustees. Teachers Advisors, LLC, and its affiliates have agreed to voluntarily waive a portion of the expenses of the Fund to the extent needed to maintain a non-negative yield. This waiver may be terminated at any time.

4

Teachers Advisors, LLC has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Teachers Advisors, LLC expects these waiver and/or reimbursement arrangements to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class	Class W
1 year	$12	$23	$28	$38	$48	$0
3 years	$39	$71	$87	$119	$151	$0
5 years	$68	$124	$152	$208	$263	$0
10 years	$154	$280	$343	$468	$591	$0

TIAA-CREF Money Market Fund  ■  Summary Prospectus     3

Principal investment strategies

The Fund is a “government money market fund,” as defined in the applicable rules governing money market funds, and as such invests at least 99.5% of its total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully by cash or U.S. Government securities. These investments include (1) securities issued by, or whose principal and interest are guaranteed by, the U.S. Government or one of its agencies or instrumentalities and (2) repurchase agreements involving securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. Short-term, U.S. Government securities generally pay interest that is among the lowest for income-paying securities. Because of this, the yield on the Fund will likely be lower than the yields on funds that invest in longer-term or lower-quality securities.

Generally, the Fund seeks to maintain a share value of $1.00 per share. The Fund’s investments will be made in accordance with the applicable rules governing the quality, maturity and diversification of securities and other instruments held by money market funds. The Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less, and invests in debt obligations with a remaining maturity of 397 days or less.

Advisors limits the Fund’s investments to U.S. Government securities or securities that present minimal credit risks to the Fund and are of eligible quality.

A government money market fund is not required to impose liquidity fees or redemption gates, and the Fund does not currently intend to impose such fees and/or gates. However, the Fund’s Board of Trustees could elect to subject the Fund to such fees and/or gates in the future.

The above list of investments is not exclusive and the Fund may make other investments consistent with its investment objective and policies.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Current Income Risk—The risk that the income the Fund receives may fall as a result of a decline in interest rates. In a low or negative interest rate environment, the Fund may not be able to achieve a positive or zero yield or maintain a stable net asset value (“NAV”) of $1.00 per share.

4     Summary Prospectus  ■  TIAA-CREF Money Market Fund

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Credit Risk (a type of Issuer Risk)—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due.

• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Fund to properly value its investments and that the Fund may not be able to purchase or sell an investment at an attractive price, if at all.

• Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments.

• Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent the Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. As of the date of this Prospectus, interest rates in the United States and in certain foreign markets are at low levels, which may increase the Fund’s exposure to risks associated with rising interest rates. In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.

• U.S. Government Securities Risk—Securities issued by the U.S. Government or one of its agencies or instrumentalities may receive varying levels of support from the U.S. Government, which could affect the Fund’s ability to recover should they default. To the extent the Fund invests significantly in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, any market movements, regulatory changes or changes in political or economic conditions that affect the securities of the U.S. Government or its agencies or instrumentalities in which the Fund invests may have a significant impact on the Fund’s performance.

• Floating and Variable Rate Securities Risk—Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.

TIAA-CREF Money Market Fund  ■  Summary Prospectus     5

• Active Management Risk—The risk that Advisors’ strategy, investment selection or trading execution may cause the Fund to underperform relative to the peer group average or mutual funds with similar investment objectives.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Institutional Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Institutional Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional, Advisor, Premier, Retirement and Retail classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2020, and how those returns compare to those of the Fund’s peer group average.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. As of October 14, 2016, certain changes were made to the Fund’s investment strategies. Performance information prior to this date reflects the Fund’s investment strategies before this date. As a result, the Fund’s performance after October 14, 2016 may differ materially from the performance information shown below for the period prior to October 14, 2016. Past performance of the Fund is not necessarily an indication of how it will perform in the future. The peer group average listed below is unmanaged, and you cannot invest directly in the peer group average.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

6     Summary Prospectus  ■  TIAA-CREF Money Market Fund

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)†

Money Market Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2021, was 0.00%.

Best quarter: 0.57%, for the quarter ended March 31, 2019. Worst quarter: 0.00%, for the quarter ended September 30, 2011.

TIAA-CREF Money Market Fund  ■  Summary Prospectus     7

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2020

	Inception date	One year	Five years	Ten years
Institutional Class	7/1/1999
Return before taxes		0.44%	1.06%	0.54%
Advisor Class	12/4/2015
Return before taxes		0.55%	1.06%	0.54%#
Premier Class	9/30/2009
Return before taxes†		0.34%	0.92%	0.46%
Retirement Class	3/31/2006
Return before taxes†		0.34%	0.87%	0.44%
Retail Class	3/31/2006
Return before taxes†		0.27%	0.77%	0.38%

iMoneyNet Money Fund Averages™—All Government		0.28%	0.80%	0.41%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class. If these actual expenses had been reflected, the performance of the Advisor Class shown for these periods would have been different because the Advisor Class has different expenses than the Institutional Class.

†

Part or all of the 12b-1 distribution expenses of the Retail and Premier Classes of the Fund are being voluntarily waived beginning May 6, 2020 and May 29, 2020, respectively. Also, part or all of the service fees of the Retirement Class of the Fund are being voluntarily waived beginning May 29, 2020. Advisors is also reimbursing certain other fund expenses. Without these changes, the total returns of the classes would have been lower. The addition of waivers is voluntary and may be discontinued at any time without notice.

For the Fund’s most current 7-day yield, please call the Fund at 800-842-2252.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Chad Kemper	Andrew Hurst
Title:	Senior Director	Director
Experience on Fund:	since 2020	since 2020

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or

8     Summary Prospectus  ■  TIAA-CREF Money Market Fund

accounts and certain financial intermediaries. Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800-223-1200 or www.tiaa.org. Class W shares are available for purchase directly from the Fund only by funds advised by Advisors or its affiliates or other clients or accounts of Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Advisors or its affiliates.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class, Retirement Class or Class W shares.

• The minimum initial investment for Retail Class shares is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares

TIAA-CREF Money Market Fund  ■  Summary Prospectus     9

and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10     Summary Prospectus  ■  TIAA-CREF Money Market Fund

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